EXHIBIT 10.2

                               SECURITY AGREEMENT

         Security Agreement dated October 31, 2003 of Mooney Airplane Company, Inc., a Delaware corporation (hereinafter referred to as the "Debtor") in favor of BLX Commercial Capital, LLC ("Lender").

         In consideration of advances, loans, extensions of credit or other financial accommodations, now existing or hereafter made, to or for the account or benefit of the Debtor by Lender, and as an inducement therefor, the Debtor hereby represents, warrants, and agrees as follows:


                                    SECTION 1
                               GENERAL INFORMATION

DEBTOR'S EXACT LEGAL NAME:                   Mooney Airplane Company, Inc.

STATE OF DEBTOR'S ORGANIZATION:              Delaware

TYPE OF DEBTOR'S ORGANIZATIONAL ENTITY:      Corporation

DEBTOR'S ORGANIZATIONAL ID NUMBER:           3498591

DEBTOR'S TAXPAYER ID NUMBER:                 03-0402654

ADDRESS OF DEBTOR'S PLACE OF BUSINESS:       Louis Schreiner Field
                                             Kerrville, Texas 78028

LENDER'S ADDRESS:                            BLX Commercial Capital, LLC
                                             645 Madison Avenue, 18th Floor
                                             New York, New York  10022


                                    SECTION 2
                                   DEFINITIONS

         Any capitalized term relating to a Collateral definition and not otherwise defined in this Section 2, shall have the meaning accorded thereto in the Uniform Commercial Code (the "Code"), as now enacted and hereinafter amended in the State of Texas.

         "Aircraft" shall mean all now owned or hereafter acquired aircraft of Debtor manufactured, owned or operated pursuant to the FAA Certificates and shall include, without limitation, all

SECURITY AGREEMENT                                                        PAGE 1
existing and future airframes, engines, propellers, parts and other goods attached to, incorporated in, affixed to or used in connection with such aircraft.

         "Airworthiness Certificate" shall mean, as to any Aircraft, an Airworthiness Certificate with respect to such Aircraft issued by the FAA pursuant to the Federal Aviation Act Laws.

         "Agreement" shall mean this Security Agreement as the same may be amended, modified, and supplemented from time to time.

         "Collateral" shall mean the following personal property of Debtor, wherever located, and now owned, or hereafter acquired or arising, including Proceeds and Supporting Obligations:

                  1. all FAA Certificates;

                  2. all present and future documents, agreements, Instruments, contracts and General Intangibles in any way related to the FAA Certificates, including, but not limited to, the underlying specifications, other data and other tangible and intangible property and property rights related thereto;

                  3. all Equipment (including all Proprietary Tooling), Fixtures, and Accessions;

                  4. all Records; and

                  5. all Trademarks.

         Collateral shall specifically exclude all inventory, work in process, and completed planes of Debtor.

         "Dealer's Aircraft Registration Certificate" shall mean the Dealer's Aircraft Registration Certificate issued by the FAA to Debtor pursuant to the Federal Aviation Act Laws, as the same now exists or may hereafter be amended, supplemented, renewed, extended, reissued or replaced.

         "Default" shall mean any event referred to in Section 6 of this Agreement.

         "FAA" shall mean the Federal Aviation Administration of the United States Department of Transportation, and any successor or replacement administration, governmental agency or other entity having the same or similar authority and responsibilities.

         "FAA Certificates" shall mean, collectively, all certificates required by the FAA and the Federal Aviation Act Laws for the manufacture, design, production, maintenance and/or use of Aircraft by Debtor, including, without limitation, each FAA Type Certificate, Production

SECURITY AGREEMENT                                                        PAGE 2

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Certificate, Airworthiness Certificate and Dealer's Aircraft Registration
Certificate, as the same now exist or may hereafter be amended, supplemented, renewed, extended, reissued or replaced.

         "FAA Type Certificate" shall mean, individually and collectively, Type Certificate Number 2A3 issued by the FAA to Debtor and each other Type Certificate or supplement thereto issued by the FAA to Debtor pursuant to the Federal Aviation Act Laws certifying that the type design of certain aircraft models which are the subject of such Type Certificate comply with the requirements of the Federal Aviation Act Laws, as the same now exists or may hereafter be amended, modified, supplemented, renewed, reissued or replaced.

         "Federal Aviation Act Laws" shall mean Title 49 of the United States Code, as the same now exists or may hereafter from time to time be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

         "Loan" shall mean the loan evidenced by the Note.

         "Loan Agreement" shall mean that certain Loan Agreement of even date herewith by and between Debtor and Lender and relating to the Loan.

         "Loan Documents" shall mean the Note and all other documents evidencing, securing or pertaining to the indebtedness evidenced by the Loan.

         "Obligations" shall mean the indebtedness evidenced by that certain promissory note of even date herewith executed by Debtor (the "Note") payable to the order of Lender in the principal amount of Five Million and No/100 Dollars ($5,000,000.00); together with any and all present or future indebtedness, liabilities, and obligations of the Debtor to Lender of any kind and however evidenced, originally contracted with Lender, or in which Lender may have or hereafter acquire a participating interest, direct or indirect, matured or not matured, absolute or contingent, and in any and all amendments, extensions, modifications, and renewals of any of the same. The term "Obligations" shall also include, and Debtor hereby agrees to pay, any and all attorneys' fees, costs, and expenses incurred by Lender in the collection or enforcement of any of the Obligations and the perfection, preservation, and enforcement of its rights and remedies hereunder and its security interest in the Collateral.

         "Production Certificate" shall mean a Production Certificate issued by the FAA to Debtor pursuant to the Federal Aviation Act Laws certifying that the manufacturing and production capabilities of Debtor to manufacture, produce and deliver airworthy aircraft and comply with the requirements of the FAA Aviation Act Laws, as the same now exists or may hereafter be amended, modified, supplemented, renewed, reissued or replaced.

         "Proprietary Tooling"shall mean all of Debtor's now owned and hereafter acquired tools, molds, jigs and dies which are used solely for the manufacture of aircraft, and/or any portion

SECURITY AGREEMENT                                                        PAGE 3

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thereof, of the models and pursuant to the type design therefor which are the subject of a FAA Type Certificate.

         "Records" shall mean all of Debtor's present and future books of account of every kind of nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including, without limitation, any rights with respect to the foregoing maintained with or by any other person)

         "Trademarks" shall mean (a) all of Debtor's now existing or hereafter acquired right, title, and interest in and to: (i) all of Debtor's trademarks, tradenames, trade styles, and service marks and all applications, registrations, and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof, or in any other country, together with all rights and privileges arising under applicable law with respect to Debtor's use of any trademarks, tradenames, trade styles, and service marks, and all reissues, extensions, continuation and renewals thereof; (ii) all prints and labels on which such trademarks, tradenames, trade styles, and service marks appear, have appeared or will appear, and all designs and general intangibles of a like nature; (iii) the goodwill of the business symbolized by each of such trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing any such trademarks; (iv) all income, fees, royalties, and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection therewith; (v) the right to sue for past, present, and future infringements thereof; (vi) all rights corresponding thereto throughout the world; and (vii) any and all other proceeds of any of the foregoing, including, without limitation, damages and payments or claims by Debtor against third parties for past or future infringement of any such trademarks.

                                    SECTION 3
                                SECURITY INTEREST

         As collateral security for the prompt and unconditional payment and performance of the Obligations, the Debtor does hereby grant to Lender a security interest in all of the Debtor's right, title, and interest in and to the Collateral. The Debtor does further grant to Lender a continuing lien upon all of the proceeds thereof.

                                    SECTION 4
                         REPRESENTATIONS AND WARRANTIES


SECURITY AGREEMENT                                                        PAGE 4

         A. The information relating to the Debtor set forth in Section 1 of this Agreement is accurate and complete. The Debtor is duly organized, validly existing, and in good standing under the laws of each jurisdiction in which it transacts business and has the power, authority, and legal right to enter into this Agreement and to grant to Lender the security interest in the Collateral. The execution, delivery, and performance of this Agreement and any instruments or documents executed and delivered by the Debtor herewith, and the grant of the security interest in the Collateral to Lender pursuant to the terms hereof, are not in contravention of law or the terms of the Debtor's organizational and governing documents, including but without limitation, Articles of Incorporation, Articles of Association, Partnership Agreement, Articles of Organization, By-Laws, Operating Agreement, Regulations or any indenture, contract, or agreement to which the Debtor is a party or by which it is bound. This Agreement, when executed and delivered, will constitute a legal, authorized, valid, and binding obligation of the Debtor enforceable in accordance with its terms.

         B. The Debtor is the sole owner of the Collateral, free of any liens, security interests, claims, or other encumbrances of any kind except as granted herein.

         C.       1.    All Equipment is in good working order.

                  2. None of the Collateral is in the custody, control, or possession of any third party as of the date hereof. Debtor shall at all times maintain the Collateral at Debtor's office located at Louis Schreiner Field, Kerrville, Texas, unless the same is relocated to an alternative site on terms as favorable as those which currently exist and upon prior notice to Lender and consent which shall not be unreasonably withheld.

         D. There are no actions, proceedings, or investigations pending or threatened against the Debtor, and there are no judgments, federal or state tax liens or other liens, security interests (except as disclosed herein) or encumbrances against the Debtor, or any of its assets.

         E. All financial statements and other documents provided to Lender by the Debtor, or its representatives are true and correct and fairly and accurately represent the financial condition of the Debtor and if applicable, its shareholders, members, partners, managers, directors, and/or officers.

         F. All Collateral is to be used, acquired, and/or held for business purposes. Additionally, the proceeds of the Loan shall be used strictly for business purposes. The lending transaction evidenced by the Note is not a "consumer-goods transaction", as that term is used or defined in the Code.


                                    SECTION 5

SECURITY AGREEMENT                                                        PAGE 5

                               DEBTOR'S COVENANTS

         The Debtor shall:

         A. Pay and perform all the Obligations according to their terms;

         B. Maintain business records relating to the Collateral satisfactory to Lender and shall note thereon the security interest of Lender;

         C. The Debtor shall keep such business records at its chief executive office and will permit Lender access thereto at all reasonable times for the purposes of inspection, audit, examination, verification, extracting, copying, and such other purposes as Lender may require. Any such inspection, audit, examination, verification, extracting, and copying shall be at the Borrower's expense;

         D. Promptly deliver to Lender at its request such lists, schedules, invoices, receipts, original documents, and other information relating to the Collateral;

         E. Promptly notify Lender of (i) any material loss or damage to the Collateral, and (ii) the occurrence of any event which could materially and adversely affect the security interest of Lender in the Collateral;

         F. Not change its name, trade style, the location of its chief executive office, its state of organization, its organizational ID number, or where any of the Collateral is kept without the prior written consent of Lender, subject to Section 4(C)(2) herein.

         G. At its own expense keep the Collateral free of all liens (except as disclosed herein) and encumbrances except (i) the security interest of Lender, and (ii) liens arising in connection with taxes or other governmental charges or assessments which are contested in good faith by appropriate proceedings;

         H. Maintain the Collateral in compliance with any applicable law, statute, ordinance, regulation or administrative order;

         I. Not sell, lease or dispose of (whether in one or more transactions) in any manner, during any fiscal year, any real property, machinery, equipment, furniture or fixtures, other than Collateral, having an aggregate value of $100,000.00 or more, and shall not sell or dispose of any Collateral except in accordance with Section 5.13 of the Loan Agreement. Notwithstanding the above, the Debtor may sell or dispose of any asset(s), other than Collateral, so long as the asset(s) being sold or disposed of are immediately replaced by Debtor with a similar asset of equal or greater value and utility.


SECURITY AGREEMENT                                                        PAGE 6

         J. Insure the Collateral at all times against all hazards, including but not limited to, fire, vandalism, and malicious mischief, and such policies shall be payable to Lender as its interest may appear. The policies of insurance shall be satisfactory to Lender as to form and insurer. The policies of insurance shall be in an amount equal to the full replacement cost of the Collateral. Debtor shall furnish certificates, policies, or endorsements to Lender as proof of such insurance, and if Debtor fails to do so Lender is authorized but not required to obtain such insurance at Debtor's expense. All policies shall provide for at least thirty (30) days prior written notice of cancellation to Lender and shall provide that coverage as to Lender will not be affected by any act or omission of Debtor. In the event of Default, Lender may act as attorney-in-fact for Debtor in making, adjusting, and settling any claims under any such insurance policies, and Debtor assigns to Lender, as a Loss Payee, its rights, title, and interest in and to any insurance policies insuring the Collateral, including all rights to receive the proceeds of insurance, and directs all insurers to pay all such proceeds directly to Lender and authorizes Lender to endorse Debtor's name on any instrument for such payment. Lender shall be named as "loss payee" on all policies of insurance regarding the Collateral.

         K. At its own expense, as Lender may request place notices upon the Collateral or such portion thereof or in or about designated areas where the Collateral may be kept or used indicating the security interest of Lender herein;

         L. Be liable to Lender for any expenditures by Lender for the maintenance and preservation of the Collateral, including without limitation, taxes, levies, insurance, and repairs, attorney's fees and expenses, accountant's fees and expenses, and for the collection, repossession, holding, preparation, and sale or other disposition of or realization upon the Collateral. Debtor will also be liable to Lender for all damages for breach of warranty, misrepresentation, or breach of covenant by Debtor. All such liabilities shall be secured by the security interest granted herein, and shall be payable upon demand;

         M. Not, without Lender's prior written consent, (i) sell, lease, pledge, encumber (except by purchase money lien on property acquired after the date of the Note), or otherwise dispose of any of Debtor's assets, except in the ordinary course of business (ii) purchase, lease, or otherwise acquire any assets (or commit to do so) other than current assets or assets acquired in the ordinary course of business; or (iii) declare or pay any dividends (except stock dividends), or return any capital to any of its stockholders, or redeem, repurchase, or otherwise acquire any of its outstanding capital stock; or (iv) become a party to any consolidation, merger, liquidation, or dissolution and save and except as provided in Section 4 (C)(2) herein and those preexisting conditions disclosed to Lender arising from current liabilities of Debtor; and

         N. Debtor will cooperate with Secured Party in obtaining a control agreement and such other documents required by Secured Party, in form and substance satisfactory to Secured Party, to perfect an interest in deposit accounts, investment property, letter-of-credit rights, electronic chattel paper, or other Collateral.

SECURITY AGREEMENT                                                        PAGE 7

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                                    SECTION 6
                                    DEFAULTS

         Each of the following shall be a default under this Agreement (hereinafter "Default").

         A. Any default or event of default in the Obligations, whether or not the Obligations have been accelerated.

         B. Breach of any representation or warranty contained in this Agreement or the Loan Documents.

         C. Default in the performance of any provision of this Agreement or the Loan Documents.

         D. Default under any agreement with or obligation to Lender by any endorser or guarantor of the Obligations or by any other party liable for payment or performance of the Obligations.

         E. The entry of a judgment, issuance of an injunction, order of attachment, or any other process against Debtor or the Collateral in excess of $100,000.00 which in the sole opinion of Lender impairs Debtor's ability to pay or perform the Obligations.

         F. If Debtor shall dissolve or otherwise terminate its existence in its form as of the date hereof; become insolvent or suffer a business failure; have a custodian, receiver or agent appointed or authorized to take charge of its assets; make an assignment for the benefit of any creditors; be subject to the commencement of any proceeding in bankruptcy or under other insolvency laws.

         G. If there is any material deterioration, impairment, decline in character or value, or material adverse change (whether actual or reasonably anticipated) in the assets, operations or conditions of Debtor or any part of the Collateral or any other property subject to a lien in favor of Lender as security for the Obligations that causes the Collateral or such other property in the judgment of Lender to become unsatisfactory as to character or value.

         H. It is expressly understood and agreed that, should Debtor default or commit an event of default under or pursuant to any agreement which is secured by a lien or liens on any portion of the Collateral, the Obligations hereby secured, at the option of the Lender, shall become due and payable, subject to notice and opportunity to cure as provided in the Note and Loan Documents.

                                    SECTION 7
                          RIGHTS AND REMEDIES OF LENDER


SECURITY AGREEMENT                                                        PAGE 8

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         A. In addition to the rights and remedies granted to Lender herein,
Lender shall at all times have the rights and remedies of a secured party under the Code.

         B. On and after the occurrence of an uncured Default, Lender may:

                  1. Declare all or any part of the Obligations due and payable.

                  2. Enter the premises of the Debtor and take custody of or remove the Collateral, without judicial process or the responsibility to post a bond or other financial undertaking.

                  3. Require the Debtor to assemble the Collateral, and make it available to Lender at the Debtor's premises or at any other location selected by Lender, where it will remain at the Debtor's expense pending sale or other disposition. Lender may take possession of, remove, or otherwise deal with the Collateral for any purpose including putting the Collateral in saleable form.

                  4. Dispose of all or any part of the Collateral in such manner and upon such terms as Lender, in its sole discretion, shall determine. If notice of sale or disposition of Collateral is required, ten (10) days notice to the Debtor of any intended sale or other disposition of the Collateral shall be deemed to be reasonable. Lender shall have the right to purchase the Collateral.

                  5. Endorse any note, draft, check, or other instrument for the payment of money and any other invoice, assignment, verification, notice, or other document with respect to the Collateral, as the attorney-in-fact for the Debtor with full power of substitution.

                  6. Accept and receive payment of, receipt for, or settle, compromise, or adjust any claim, suit, action, or proceeding with respect to the Collateral and give discharge, release, or full or partial acquittance therefor.

                  7. Defend any suit, action, or proceeding against the Debtor concerning the Collateral.

         C. The Debtor shall reimburse Lender for any and all costs and expenses, including but not limited to reasonable attorneys' fees, incurred by Lender in preserving the Collateral or the security interest; enforcing, collecting, or realizing upon the Obligations or the Collateral; and performing the Debtor's obligations hereunder, which Lender is hereby authorized to do.


SECURITY AGREEMENT                                                        PAGE 9

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         D. Lender shall be under no obligation or liability to any party for the performance or observance of any of the representations, warranties, conditions, or terms of any document relating to the Collateral.

         E. Lender shall be under no duty to protect the Collateral from deterioration, waste or loss by fire, theft or otherwise unless such deterioration, waste or loss be caused by the wilful act of the Lender. Debtor expressly waives any duty on the part of the Lender to protect the Collateral from deterioration, waste or loss except for the wilful acts of the Lender.

         F. Lender may, without notice, demand, or presentment (other than the notice(s) required by Article 7.1 of the Loan Agreement), which are hereby waived by Debtor and Guarantors and all other parties obligated in any manner whatsoever on the Obligations, declare the entire unpaid balance of the Obligations immediately due and payable, and upon such declaration, the entire unpaid balance of the Obligations shall be immediately due and payable. Debtor hereby waives all notices allowed by law, including without limitation, demand, presentment, notice of dishonor, protest, notice of intent to accelerate maturity and notice of acceleration in connection with this Agreement, any note or other document.

         G. Lender may seize all books and records of Debtor pertaining to the Collateral. Lender shall have the authority to enter upon any real property or improvements thereon in order to seize any such books or records, or any Collateral located thereon, and remove the same therefrom without liability.

         H. Lender may apply proceeds of the disposition of Collateral to the Obligations in any manner elected by Lender and permitted by the Code. Such application may include, without limitation, the reasonable expenses of retaking, holding, preparing for sale or other disposition, and the reasonable attorneys' fees and legal expenses incurred by Lender.

                                    SECTION 8
                                  MISCELLANEOUS

         A. All representations and warranties made herein or in any of the Loan Documents shall be continuous.

         B. Debtor agrees that from time to time, without presentment, notice or demand (other than as may be required by Article 7.1 of the Loan Agreement), and without affecting or impairing in any way the rights of Lender with respect to the Collateral, Debtor's obligations hereunder, or the Obligations, Lender may, but shall not be obligated to, take any action which Debtor is obligated to do and to exercise such rights and powers as Debtor might exercise with respect to the Collateral.


SECURITY AGREEMENT                                                       PAGE 10

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         C. Upon the event of uncured Default, Debtor hereby irrevocably appoints Lender as its attorney-in-fact to exercise the following rights and powers: (i) collect by legal proceedings or otherwise and indorse, receive and receipt for all dividends, interest, payments, proceeds, and other sums and property now or hereafter payable on or on account of the Collateral; (ii) enter into any extension, reorganization, deposit, merger, consolidation, or other agreement pertaining to, or deposit, surrender, accept, hold, or apply other property in exchange for the Collateral; (iii) insure, process and preserve the Collateral; make, adjust and settle any claims under any insurance on the Collateral; (iv) transfer the Collateral to its own or its nominees' name; (v) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (vi) notify any account debtor on any Collateral to make payment directly to Lender; and (vii) sign and file a financing statement describing any liens held by Secured Party in any applicable jurisdiction, on behalf of Debtor if required. Lender shall incur no liability to Debtor or any third party for acting hereunder or for failure to act hereunder.

         D. No provision hereof may be amended, modified, waived, or supplemented, except by a writing signed by the party to be charged thereby. No waiver by Lender of any Default shall be a waiver of any other Default.

         E. All rights and remedies of Lender shall be cumulative and may be exercised at such times and in such order as Lender determines, and no delay or omission in exercising or enforcing any such right or remedy shall be a waiver thereof or preclude the exercise or enforcement thereof at a later time.

         F. This Agreement shall remain in full force and effect until terminated in writing by Lender.

         G. This Agreement shall be binding upon and shall be for the benefit of the parties hereto and their executors, heirs, successors, and assigns, as the case may be.

         H. Except as expressly provided to the contrary herein, each section, part, term, or provision of this Agreement shall be considered severable, and if for any reason any section, part, term, or provision herein is determined to be invalid and contrary to or in conflict with any existing or future law or regulation by a court or governmental agency having valid jurisdiction, such determination shall not impair the operation of or have any other effect on other sections, parts, terms, or provisions of this Agreement as may remain otherwise intelligible, and the latter shall continue to be given full force and effect and bind the parties hereto, and said invalid sections, parts, terms, or provisions shall not be deemed to be a part of this Agreement.

         I. Any notice required hereunder or under applicable law shall be in writing and shall be deemed effective if either (1) hand delivered, (2) sent by certified mail, return receipt requested, postage prepaid, or (3) sent by overnight courier. All notices sent by U.S. mail and addressed as shown in
Section 1 of this Agreement shall be deemed received on the earlier of (i) the third day

SECURITY AGREEMENT                                                       PAGE 11

(excluding Sundays and legal holidays when the U.S. mail is not delivered) immediately following date of deposit in the U.S. mail or (ii) the date of actual receipt. All notices which are hand delivered or sent by overnight courier shall be deemed received on the day of delivery to the address shown in
Section 1 of this Agreement. The address shown in the first paragraph of this Agreement may be changed by either party by giving notice as provided above.

         J. In any action, suit, or proceeding relating to this Agreement, the Debtor waives trial by jury.

         K. This Agreement shall be governed by and construed in accordance with the laws of the State of New York in all respects, including matters of construction, validity and performance, except as otherwise provided in this Security Agreement and except to the extent the laws of another jurisdiction are mandatorily applicable or except with respect to exercise of procedural remedies under the laws of the State of Texas. Venue for any action hereunder shall be in New York County, New York.

         IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the date set forth above.

                                               DEBTOR:

                                               Mooney Airplane Company, Inc., a
                                               Delaware corporation


                                               By: /s/ J. Nelson Happy
                                                   -----------------------------
                                                   J. Nelson Happy, President


STATE OF TEXAS             SS.
                           SS.
COUNTY OF Kerr             SS.

         BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared J. Nelson Happy, President of Mooney Airplane Company, Inc., a Delaware corporation, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same in the capacity therein stated, as the act of the entity for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 12 day of November, 2003.


                                                   /s/ Ann Robertson
                                                   -----------------------------
                                                   NOTARY PUBLIC, State of Texas

                                                   [Notary Seal here]


SECURITY AGREEMENT                                                       PAGE 12